Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITOR

     We consent to the incorporation by reference in the registration statement filed on Form S-8 of Solomon Technologies, Inc. of our report dated March 12, 2004 related to the financial statements of Solomon Technologies, Inc. for the year ended December 31, 2003.

                                                /s/ RADIN, GLASS & CO., LLP
                                                Certified Public Accountants

October 21, 2004
New York, New York